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                                                                    EXHIBIT 4.1


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
COMMON SHARES                                                                                                      COMMON SHARES

-------------                                                                                                    -----------------
   NUMBER                                                                                                              SHARES
  ZQ                                                            DIGITALNET

                                                         DIGITALNET HOLDINGS, INC.                               CUSIP
TRANSFERABLE IN THE CITIES OF               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                  SEE REVERSE FOR
 DENVER, CO OR NEW YORK, NY                                                                                     CERTAIN DEFINITIONS


             --------------------------------------------------------------------------------------------------------
             THIS CERTIFIES THAT







             IS THE OWNER OF

             --------------------------------------------------------------------------------------------------------


                                  FULLY PAID AND NONASSESSABLE COMMON SHARES, $.001 PAR VALUE PER SHARE OF

                                                          DIGITALNET HOLDINGS, INC.

            transferable on the books of the Company by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed.
                This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
                WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

            DATED:


              /s/ Jack Pearlstein                                                    /s/ Ken S. Bajaj

            SECRETARY AND TREASURER                                   CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                                          DIGITALNET HOLDINGS, INC.
                                                                  CORPORATE
                                                                     SEAL
                                                                AUGUST 31, 2001
                                                                   DELAWARE

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COUNTERSIGNED:

COMPUTERSHARE TRUST COMPANY, INC.
P.O. BOX 1596, DENVER, COLORADO 80201

By:___________________________________________________
   Transfer Agent and Registrar - Authorized Signature




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                           DIGITALNET HOLDINGS, INC.


   The Company will furnish without charge to each stockholder who so requests from the Company's principal office a full statement of the powers, designations, preferences and relative participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
TEN COM - as tenants in common                UNIF GIFT MIN ACT--___________________Custodian___________________
TEN ENT - as tenants by the entireties                                (Cust)                     (Minor)
JT TEN  - as joint tenants with right                        under Uniform Gifts to Minors
          of survivorship and not as                         Act________________________________________________
          tenants in common                                                         (State)

                                              UNIF TRF MIN ACT-- _______________________Custodian (until age ___)
                                                                         (Cust)

                                                                __________________________under Uniform Transfers
                                                                        (Minor)

                                                             to Minors Act _____________________________________
                                                                                          (State)

                       Additional abbreviations may also be used though not in the above list.


For Value Received, _______________________________________ hereby sell(s), assign(s) and transfer(s) unto

  PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________________


_____________________________________________________________________________________________________________________
             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_____________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________Shares
of the common shares represented by the within Certificate, and does hereby irrevocably constitute and appoint

_____________________________________________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.


Dated ________________________               ________________________________________________________________________
                                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                                     AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                     WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By _______________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

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